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        USAA Long-Term Fund, USAA Intermediate-Term Fund,
     USAA Short-Term Fund, USAA Tax Exempt Money Market Fund, USAA California Bond Fund, USAA California Money Market Fund,
    USAA New York Bond Fund, USAA New York Money Market Fund, USAA Virginia Bond Fund and USAA Virginia Money Market Fund

                SUPPLEMENT dated December 1, 1995
         to each Fund's PROSPECTUS dated August 1, 1995


The following changes to the investment restrictions under "Other Investment Information - Investment Restrictions" were approved by each Fund's shareholders at a shareholder meeting held on October 13, 1995.

1. The current restriction relating to illiquid securities has been reclassified as non-fundamental and amended as follows:

     [The Long-Term Fund, Intermediate-Term Fund, Short-Term Fund, California Bond Fund, New York Bond Fund and Virginia Bond Fund may not] invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

     [The Tax Exempt Money Market Fund, California Money
     Market Fund, New York Money Market Fund and Virginia
     Money Market Fund may not] invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

2. The current restriction relating to borrowing has been replaced with the following new fundamental investment restriction:

     [A Fund may not] borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3. The current restriction relating to issuer diversification (Long-Term Fund, Intermediate-Term Fund, Short-Term Fund and Tax Exempt Money Market Fund only) has been replaced with the following new fundamental investment restriction:

     [A Fund may not] with respect to 75% of its total assets, purchase the securities of any issuer (except
     Government Securities, as such term is defined in the 1940 Act) if, as a result, the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

4.   The current investment restriction under "Other Investment
     Information - Other Policies" relating to lending was amended to increase each Fund's limitation on lending its securities from 5% to 33 1/3% of its total assets.

The first paragraph under "Other Services - Shareholder Statements and Reports" of each Fund's Prospectus has been amended as follows:

     In the Long-Term Fund, Intermediate-Term Fund, Short-Term Fund, California Bond Fund, New York Bond Fund, and the Virginia Bond Fund, you will receive a confirmation after each transaction in your account except:
  i) a reinvested dividend;
 ii) a payment you make after January 31, 1996 under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan, or Directed Dividends investment plans; or
iii) a redemption you make after January 31, 1996 under the Systematic Withdrawal Plan.
     In the Tax Exempt Money Market Fund, California Money Market Fund, New York Money Market Fund, and Virginia Money Market Fund, you will receive a confirmation for purchases or redemptions by check and exchanges. If your Money Market Fund account had activity other than reinvested dividends, such as wire purchases or redemptions or purchases under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan or Directed Dividends investment plans, you will receive a monthly statement that will reflect quarter-to-date account activity.


27519-1195